EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 10, 1996 included in Collins & Aikman Corporation's Form 10-K for the fiscal year ended January 27, 1996 and to all references to our firm included in this registration statement.


                                                           ARTHUR ANDERSEN LLP



Charlotte, North Carolina

April 18, 1996.


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